Exhibit 10.20

THIRD AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)

THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of June 20, 2011, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, and that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010 (as so amended, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 2), all as more particularly described in Amended Lease No. 2; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust (“SNH/LTA”) has acquired the real property and related improvements comprising the senior living facility located at 1005 Elysian Place, Chesapeake, Virginia, as more particularly described on Exhibit A-51 attached hereto (the “Chesapeake Property”); and

WHEREAS, SNH/LTA wishes to lease the Chesapeake Property to Five Star Quality Care Trust (“FSQC Trust”) and FSQC Trust wishes to lease the Chesapeake Property from SNH/LTA; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and FSQC Trust and the other entities comprising Tenant, wish to amend Amended Lease No. 2 to include the Chesapeake Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 2 is hereby amended as follows:

1.                                       Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.67 of Amended Lease No. 2 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Fifty-One Million, Two Hundred Seventy-Five Thousand, Five Hundred Seventy-Six and 91/100 Dollars ($51,275,576.91) per annum.

2.                                       Leased Property.  Section 2.1 of Amended Lease No. 2 is amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)                                  those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-51 attached hereto and made a part hereof (the “Land”).

3.                                       Schedule 1.  Schedule 1 to Amended Lease No. 2 is deleted in its entirety and replaced with Schedule 1 attached hereto.

4.                                       Exhibit A.  Exhibit A to Amended Lease No. 2 is amended by adding Exhibits A-51 attached hereto immediately following Exhibit A-50 to Amended Lease No. 2.

8.                                       Ratification.  As amended hereby, Amended Lease No. 2 is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

O.F.C. CORPORATION

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC OF KENTUCKY TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:		CCC Leisure Park Corporation,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCDE SENIOR LIVING LLC

By:		/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:		/s/ David J. Hegarty
David J. Hegarty
President

CCC PUEBLO NORTE TRUST

By:		/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:		Crestline Ventures LLC,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC INVESTMENTS I, L.L.C.

By:		/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING I TRUST

By:		/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:		CCC Retirement Trust,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH SOMERFORD PROPERTIES TRUST

By:		/s/ David J. Hegarty
David J. Hegarty
President

HRES1 PROPERTIES TRUST

By:		/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

FS COMMONWEALTH LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

FS PATRIOT LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

EXHIBIT A-51

1005 Elysian Place

Chesapeake, Virginia

(See attached copy.)

ALTA RESERVE

Legal Description

All that certain piece or parcel of land with improvements thereon, lying in the Washington Borough of the City of Chesapeake, Virginia, and being known, numbered and designated as “PARCEL A-2, AREA = 275,695 SQ. FT., 6.329 ACRES” as shown on that certain plat entitled “Subdivision Plat of Parcel A, Subdivision Plat of Parcel 2, Zone 5, Section A, Greenbrier P.U.D. (M.B. 145-Pg. 32) Washington Borough, Chesapeake, Virginia”, made by Hassell & Folkes, P.C., dated May 4, 2004, duly recorded in M.B. 146, at pages 62, 62A & 62B, and being more particularly described as follows:

BEGINNING at a point on the western right-of-way of River Birch Run North approximately 2,039 feet north of the northwest intersection of River Birch Run North with Eden Way North; thence leaving said right-of-way S, 76°22’40” W. a distance of 655.54’ to a point; therice N. 13°37’20” W. a distance of 465.89’ to a point; thence N. 65°43’02” E., distance of 112.25’ to a point; thence S, 64°40’15” E. a distance of 72.69’ to a point; thence along a curve to the left having a radius of 150.00’, a length of 101.97’, a chord bearing of S. 84°08’47” E. and a chord length of 100.02’ to a point; thence N. 76°22’40” E. a distance of 239.16’ to a point; thence along a curve to the right having a radius of 175.00’, a length of 63.21’, a chord bearing of N. 86°43’31” E. and a chord length of 62.87’ to a point; thence S. 82°55’38” E. a distance of 101.03’ to a point; thence along a curve to the right having a radius of 30.00’, a length of 44.92’, a chord bearing of S. 40°02’05” E. and a chord length of 40.84’ to a point in the western right-of-way of said River Birch Run North; thence along said right-of-way on a curve to the left having a radius of 718.37’, a length of 327.45’, a chord bearing of S. 10°12’02” E. and a chord length of 324.62’ to a point BEING THE POINT OF BEGINNING, containing 275,695 square feet or 6.329 acres, more or less.

TOGETHER WITH a 50’ variable width private easement as described in Shared Maintenance Agreement by and between Cove Land, L.L.C. and Reserve Apartments, L.L.C., dated May 10, 2006 recorded July 11, 2006 in Deed Book 663B, page 219.

BEING the same real estate conveyed to Reserve Apartments, L.L.C., by deed from Charles R. Rush, Robert W. Hehl, Ronald C. Hughes, Charles O. Elliott and Michael H. Nuckols, Trustees of First Baptist Church of Norfolk, dated June 30, 2004, recorded August 19, 2006, in the Clerk’s Office, Circuit Court, City of Chesapeake, Virginia, in Deed Book 5600, page 516.

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Ashton Gables in Riverchase 2184 Parkway Lake Drive Birmingham, AL 35244	2009	N/A	08/01/2008	8%
A-2	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	2009	N/A	08/01/2008	8%
A-3	Forum at Pueblo Norte 7090 East Mescal Street Scottsdale, AZ 85254	2005	$11,470,312	01/11/2002	10%
A-4	La Salette Health and Rehabilitation Center 537 East Fulton Street Stockton, CA 95204	2005	$7,726,002	12/31/2001	10%
A-5	Thousand Oaks Health Care Center 93 West Avenida de Los Arboles Thousand Oaks, CA 91360	2005	$8,087,430	12/31/2001	10%
A-6	Skyline Ridge Nursing & Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212	2005	$4,104,100	12/31/2001	10%
A-7	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907	2005	$4,799,252	12/31/2001	10%
A-8	Willow Tree Care Center 2050 South Main Street Delta, CO 81416	2005	$4,310,982	12/31/2001	10%
A-9	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214	2005	$6,964,007	12/31/2001	10%
A-10	Millcroft 255 Possum Park Road Newark, DE 19711	2005	$11,410,121	01/11/2002	10%
A-11	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	2005	$13,446,434	01/11/2002	10%
A-12	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	2005	$4,430,251	01/11/2002	10%
A-13	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	2005	$9,333,057	01/11/2002	10%
A-14	Forum at Deer Creek 3001 Deer Creek Country Club Blvd. Deerfield Beach, FL 33442	2005	$12,323,581	01/11/2002	10%
A-15	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	2005	$2,577,612	01/11/2002	10%
A-16	Fountainview 111 Executive Center Drive West Palm Beach, FL 33401	2005	$7,920,202	01/11/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-17	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	2006	$1,560,026	11/19/2004	9%
A-18	Marsh View Senior Living 7410 Skidaway Road Savannah, GA 31406	2007	$2,108,378	11/01/2006	8.25%
A-19	Pacific Place 20937 Kane Avenue Pacific Junction, IA 51561	2005	$848,447	12/31/2001	10%
A-20	West Bridge Care & Rehabilitation 1015 West Summit Street Winterset, IA 50273	2005	$3,157,928	12/31/2001	10%
A-21	Meadowood Retirement Community 2455 Tamarack Trail Bloomington, IN 47408	2009	N/A	11/01/2008	8%
A-22	Woodhaven Care Center 510 West 7th Street Ellinwood, KS 67526	2005	$2,704,674	12/31/2001	10%
A-23	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	2005	$4,928,052	01/11/2002	10%
A-24	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	2005	$8,893,947	01/11/2002	10%
A-25	Braintree Rehabilitation Hospital 250 Pond Street Braintree, MA 02184	N/A	N/A	10/01/2006	9%
A-26	New England Rehabilitation Hospital 2 Rehabilitation Way Woburn, MA 01801	N/A	N/A	10/01/2006	9%
A-27	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715	2005	$2,436,102	10/25/2002	10%
A-28	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701	2005	$2,173,971	10/25/2002	10%
A-29	Intentionally deleted.	N/A	N/A	N/A	N/A
A-30	Intentionally deleted.	N/A	N/A	N/A	N/A
A-31	Morys Haven 1112 15th Street Columbus, NE 68601	2005	$2,440,714	12/31/2001	10%
A-32	Intentionally deleted.	N/A	N/A	N/A	N/A
A-33	Wedgewood Care Center 800 Stoeger Drive Grand Island, NE 68803	2005	$4,000,565	12/31/2001	10%
A-34	Intentionally deleted.	N/A	N/A	N/A	N/A
A-35	Crestview Healthcare Center 1100 West First Street Milford, NE 68405	2005	$2,284,407	12/31/2001	10%
A-36	Utica Community Care Center 1350 Centennial Avenue Utica, NE 68456	2005	$1,950,325	12/31/2001	10%
A-37	Leisure Park 1400 Route 70 Lakewood, NJ 08701	2005	$14,273,446	01/07/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-38	Franciscan Manor 71 Darlington Road Patterson Township Beaver Falls, PA 15010	2006	$4,151,818	10/31/2005	9%
A-39	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	2006	$2,332,574	10/31/2005	9%
A-40	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	2006	$3,878,300	10/31/2005	9%
A-41	Myrtle Beach Manor 9547 Highway 17 North Myrtle Beach, SC 29572	2005	$6,138,714	01/11/2002	10%
A-42	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	2006	$1,381,775	11/19/2004	9%
A-43	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	2009	N/A	02/07/2008	8%
A-44	Forum at Park Lane 7831 Park Lane Dallas, TX 75225	2005	$13,620,931	01/11/2002	10%
A-45	Heritage Place at Fredericksburg 96 Frederick Road Fredericksburg, TX 78624	2009	N/A	02/07/2008	8%
A-46	Greentree Health & Rehabilitation Center 70 Greentree Road Clintonville, WI 54929	2005	$3,038,761	12/31/2001	10%
A-47	Pine Manor Health Care Center Village of Embarrass 1625 East Main Street Clintonville, WI 54929	2005	$4,337,113	12/31/2001	10%
A-48	ManorPointe - Oak Creek Independent Senior Apartments and Meadowmere - Mitchell Manor - Oak Creek 700 East Stonegate Drive and 701 East Puetz Road Oak Creek, WI 53154	2009	N/A	01/04/2008	8%
A-49	River Hills West Healthcare Center 321 Riverside Drive Pewaukee, WI 53072	2005	$9,211,765	12/31/2001	10%
A-50	The Virginia Health & Rehabilitation Center 1451 Cleveland Avenue Waukesha, WI 53186	2005	$6,128,045	12/31/2001	10%
A-51	1005 Elysian Place Chesapeake, Virginia	2012	N/A	06/20/2011	7.5%